UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 29, 2004

QUOVADX, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-29273	85-0373486

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6400 S. Fiddler’s Green Circle, Suite 1000, Englewood CO 80111

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 488-2019

Item 5. Other Events.

On March 29, 2004, Quovadx, Inc., a Delaware corporation (the “Registrant”), announced that the Securities and Exchange Commission (SEC) has advised the Registrant that the SEC is looking into matters concerning the Registrant’s March 15, 2004 restatement announcement.

A copy of the press release dated March 29, 2004, issued by the Registrant announcing the informal SEC inquiry is filed as an exhibit to this Current Report on Form 8-K.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit
Number	Exhibit
99.1	Press release of the Registrant, dated March 29, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUOVADX, INC.
Date: March 29, 2004	/s/ Linda K. Wackwitz
Linda K. Wackwitz
Assistant Secretary

EXHIBIT INDEX

Exhibit
Number	Exhibit
99.1	Press release of the Registrant, dated March 29, 2004